ALLIANCE
SHORT-TERM
U.S. GOVERNMENT FUND

ANNUAL REPORT
AUGUST 31, 1995

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.


LETTER TO SHAREHOLDERS                 ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

October 10, 1995

Dear Shareholder:

The bond markets rebounded sharply in 1995, staging an impressive rally as the economy slowed, inflationary pressures moderated and the Federal Reserve shifted monetary policy. We are pleased to report that Alliance Short-Term U.S. Government Fund benefited from this favorable investment environment.

INVESTMENT RESULTS
The following table compares Alliance Short-Term U.S. Government Fund's total returns over the twelve- and six-month periods ended August 31, 1995, with that of the short-term U.S. Government bond market, represented by the Lehman Brothers (LB) 1-3 Year Government Bond Index, and with the shorter-term U.S. Treasury market, represented by the LB 3-Month Treasury Bill Index. The Fund's modest underperformance versus its benchmarks was due largely to its conservative portfolio allocations with the objective of preserving capital.


                               Twelve Months   Six Months
                                 Through August 31, 1995
                               --------------------------
  ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
    Class A                        +5.14%         +3.22%
    Class B                        +4.32%         +2.81%
    Class C                        +4.33%         +2.82%
  LB 1-3 YEAR GOV'T BOND INDEX     +5.85%         +3.05%
  LB 3-MONTH TREASURY BILL         +7.42%         +4.78%


The Fund's total returns are based on the net asset values of each class of shares as of August 31; additional investment results and complete descriptions of the Fund's benchmarks, which are both unmanaged, appear on pages 3 and 4.

Previously we have compared your Fund's performance with the Lehman Brothers Government Bond Index, which had returns of +13.14% and +9.25% over the twelve- and six-month periods ended August 31. This index is composed of the Treasury and Agency Bond Indices, and the 1-3 Year and 20+ Year Treasury Indices. Given the relatively conservative objectives of the Fund, the 1-3 Government Bond Index provides a better and more broad-based comparison for your Fund's performance. The 3-Month Treasury Index has been determined an appropriate narrow comparison because of the Fund's significant holdings in securities with maturities of less than a year. (As you may know, under normal circumstances, Alliance Short-Term U.S. Government Fund maintains an average portfolio maturity of not more than three years.) Going forward we will compare your Fund's performance with Lehman Brothers 1-3 Year Government Bond and 3-Month Treasury Indices.

THE U.S. ECONOMIC ENVIRONMENT
The U.S. economy experienced a pronounced slowdown in the first six months of 1995. In the second quarter, Gross Domestic Product growth fell to 1.3%, reflecting declines in industrial production and lower final sales growth. More recent data, however, point to a modest reacceleration in economic growth. The pickup in economic growth is largely the result of increased consumer spending, particularly in the automobile and housing sectors. Excluding automobile sales, third quarter retail sales data have been flat, as gains in personal income and high consumer confidence have not translated into improved sales. The manufacturing sector appears to be recovering, after slumping for much of the year. Industrial production rose modestly in July, followed by a sharp increase in August. Despite the recent increase in economic activity, concerns regarding inflation have largely subsided. Broad price indices such as the Consumer Price Index and Producer Price Index have risen very modestly and labor costs remain under control. The favorable inflation outlook and the continued sluggishness of the economy led the Federal Reserve to cut interest rates 0.25% in early July.

BOND MARKET REVIEW
Over the past eight months, the U.S. bond market posted impressive gains across nearly all fixed income sectors. The rally was sparked, in large part, by the aforementioned economic developments. Investment grade and high yield corporate securities were the best performing sectors. Treasury and mortgage obligations also performed well, though mortgage returns were tempered by higher prepayment activity. Across all major sectors of


1



                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

the U.S. fixed income market, longer duration securities outperformed shorter duration securities as interest rates for all maturities declined.

INVESTMENT OUTLOOK
It is our view that U.S. economic growth will reaccelerate modestly in the second half of the year, to an annual growth rate of approximately 2.5%. This projected rate of economic growth should not add significantly to inflationary pressures, allowing the Federal Reserve to cut interest rates again. If our forecast proves correct, the result should be further gains in U.S. bond prices.

On a note concerning your Fund's portfolio management, we are pleased to announce that going forward, Alliance Short-Term U.S. Government Fund will be managed by Patricia Young and Paul Ullman, who both joined Alliance in 1992. Ms. Young, a senior vice president of Alliance, is a graduate of Indiana University and received her M.B.A. from the Wharton School of Business. She has 15 years of investment experience. Mr. Ullman earned a B.S. in Business Administration from the Washington University School of Business. He is a vice president of Alliance and has 14 years of investment experience.

We appreciate your continued interest in Alliance Short-Term U.S. Government Fund and look forward to reporting its progress to you early in 1996.

Sincerely,


John D. Carifa
Chairman and President


2



INVESTMENT RESULTS                     ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF AUGUST 31, 1995


CLASS A SHARES
                                  WITHOUT         WITH
                               SALES CHARGE   SALES CHARGE
                               ---------------------------
 . One Year                         +5.14%         +0.66%
 . Since Inception*                 +4.28          +2.94
SEC Yield                           4.22%

CLASS B SHARES
                                  WITHOUT         WITH
                               SALES CHARGE   SALES CHARGE
                               ---------------------------
 . One Year                         +4.32%         +1.32%
 . Since Inception*                 +3.52          +3.52
SEC Yield                           3.64%

CLASS C SHARES
 . One Year                         +4.33%
 . Since Inception*                 +1.42
SEC Yield                           3.63%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields are for the 30 days ended August 31, 1995.


*  Inception: 5/4/92, Class A and Class B; 8/2/93, Class C.


3



                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
GROWTH OF A $10,000 INVESTMENT:
5/31/92 TO 8/31/95

  This chart illustrates the total value of an assumed investment in Alliance Short-Term U.S. Government Fund Class A shares (since inception) after deducting the maximum 4.25% sales charge, and with dividends and capital gains reinvested. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

  The unmanaged Lehman Brothers Government Index is composed of the Treasury Bond and Agency Bond Indexes, the 1-3 Year Government Index and the 20+ Year Treasury Index.

  The unmanaged Lehman Brothers 1-3 Year Government Index is composed of U.S. government agency and Treasury securities with maturities of one to three years.

  The unmanaged Lehman Brothers 3-Month Treasury Index measures performance of 3-month U.S. Treasury bills.

  When comparing Alliance Short-Term U.S. Government Fund to the indices shown above, you should note that the Fund's performance reflects the maximum sales charge of 4.25%, while no such charges are reflected in the performance of the indices.


4



PORTFOLIO OF INVESTMENTS
AUGUST 31, 1995                        ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

                                               Principal
                                                 Amount
                                                  (000)        Value
----------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS-82.8%
U.S. TREASURY NOTES-80.7%
  7.875%, 2/15/96-7/15/96
  (cost $11,722,712)                            $11,550    $11,745,961

FEDERAL AGENCY-2.1%
Federal Home Loan Bank
  15.00%, 9/01/95 (cost $300,000)                   300        300,000

Total U.S. Government and Agency Obligations
  (cost $12,022,712)                                        12,045,961

COLLATERALIZED MORTGAGE OBLIGATIONS-5.3%
FIXED RATE-4.5%
Federal Home Loan Mortgage Corp. Series 1163 N
  7.50%, 12/15/19 (cost $657,121)                   652        656,613

ADJUSTABLE RATE-0.8%
Federal National Mortgage Association REMIC
  Series 1993-89 F 6.49375%, 9/25/21
  (cost $123,391)                                   123        123,308

Total Collateralized Mortgage Obligations
(cost $780,512)                                                779,921

REPURCHASE AGREEMENT-9.4%
Mortgage Repo (UBS)
  5.85%, dated 8/31/95, due 9/01/95
  collateralized by $1,428,000 FNMA FNR
  93-168 Series P, 6.25%, 1/25/20, value:
  $1,387,838; proceeds $1,361,221
  (cost $1,361,000)                               1,361      1,361,000

TOTAL INVESTMENTS-97.5%
  (cost $14,164,224)                                        14,186,882

Other assets less liabilities-2.5%                             370,070

NET ASSETS-100%                                            $14,556,952


Glossary:
REMIC - Real Estate Mortgage Investment Conduit

See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1995                        ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $14,164,224)           $14,186,882
  Cash                                                                     388
  Receivable due from adviser                                          229,782
  Receivable for shares of beneficial interest sold                    176,221
  Interest receivable                                                  137,624
  Deferred organization expense                                         15,710
  Prepaid expenses and other assets                                     11,133
  Total assets                                                      14,757,740

LIABILITIES
  Payable for shares of beneficial interest redeemed                    92,107
  Dividend payable                                                      14,906
  Distribution fee payable                                              10,247
  Accrued expenses                                                      83,528
  Total liabilities                                                    200,788

NET ASSETS                                                         $14,556,952

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                            $        15
  Additional paid-in capital                                        15,223,789
  Distributions in excess of net investment income                     (44,525)
  Accumulated net realized loss                                       (645,627)
  Net unrealized appreciation of investments and other assets           23,300
                                                                   $14,556,952

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($2,997,333/308,945
    shares of beneficial interest issued and outstanding)               $ 9.70
  Sales charge-4.25% of public offering price                              .43
  Maximum offering price                                                $10.13

  CLASS B SHARES
  Net asset value and offering price per share ($6,379,995/650,583
    shares of beneficial interest issued and outstanding)               $ 9.81

  CLASS C SHARES
  Net asset value, redemption and offering price per share($5,179,624/
    528,730 shares of beneficial interest issued and outstanding)       $ 9.80


See notes to financial statements.


6



STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1995             ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                            $819,775

EXPENSES
  Advisory fee                                           $ 76,173
  Distribution fee - Class A                                8,086
  Distribution fee - Class B                               57,770
  Distribution fee - Class C                               53,773
  Audit and legal                                          99,773
  Registration                                             77,061
  Printing                                                 53,359
  Transfer agency                                          51,719
  Custodian                                                47,318
  Trustees' fees                                           28,543
  Amortization of organization expenses                    11,008
  Miscellaneous                                            13,347
  Total expenses                                          577,930
  Less: expenses waived and reimbursed by adviser
    (See Note B)                                         (305,955)
  Net expenses                                                         271,975
  Net investment income                                                547,800

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                     (26,997)
  Net change in unrealized depreciation of investments                  71,312
  Net gain on investments                                               44,315

NET INCREASE IN NET ASSETS FROM OPERATIONS                            $592,115


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS     ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

                                        YEAR ENDED    MAY 1, 1994    YEAR ENDED
                                         AUGUST 31,     THROUGH       APRIL 30,
                                            1995     AUG. 31,1994*       1994
                                        -----------  -------------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                  $ 547,800     $ 182,068     $ 398,559
  Net realized loss on investments         (26,997)     (509,561)      (29,976)
  Net change in unrealized appreciation
    (depreciation) of investments           71,312       366,675      (562,535)
  Net increase (decrease) in net assets
    from operations                        592,115        39,182      (193,952)

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                               (117,047)      (23,466)     (186,963)
    Class B                               (210,021)      (58,127)      (92,418)
    Class C                               (196,348)      (67,817)     (113,051)
  Distributions in excess of net
  investment income
    Class A                                 (9,973)       (3,831)      (15,558)
    Class B                                (17,854)       (9,485)       (7,691)
    Class C                                (16,698)      (11,068)       (9,409)
  Return of capital
    Class A                                     -0-       (6,485)      (39,984)
    Class B                                     -0-      (16,063)      (19,765)
    Class C                                     -0-      (18,742)      (24,177)

TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST
  Net increase (decrease)               (1,148,386)   (2,093,364)   11,280,320
  Total increase (decrease)             (1,124,212)   (2,269,266)   10,577,352

NET ASSETS
  Beginning of period                   15,681,164    17,950,430     7,373,078
  End of period                        $14,556,952   $15,681,164   $17,950,430


* The Fund changed its fiscal year end from April 30 to August 31. See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1995                        ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Short-Term U.S. Government Fund (the 'Fund'), a series of The Alliance Portfolios (the 'Trust') which was organized as a Massachusetts Business Trust on March 29, 1987 is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last reported sales price on such exchange. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean of the closing bid and asked price as obtained from a recognized pricing service and brokers. Securities for which bid and asked price quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $50,000 have been deferred and are being amortized on a straight-line basis through May, 1997.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

6. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such Class, except that the Fund's Class B and Class C shares bear higher distribution fees and, in the case of Class B shares, higher transfer agent fees. Expenses of the Trust are charged to each Fund in proportion to net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Prior to July 22, 1993, Equitable Capital Management Corporation (Equitable Capital) served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management, L.P. (Alliance) acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust. Under the terms of an investment advisory agreement, the Fund pays Alliance an advisory fee at an annual rate of .55 of 1% of the Fund's average daily net assets. Under the old agreement the fee charged was the same. Such fee is accrued daily and paid monthly. The Investment Adviser has agreed, under the terms of the investment advisory agreement, to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 1.40%, 2.10% and 2.10% of the daily average net assets for the Class A, Class B and Class C shares, respectively. For the year ended August 31, 1995, such reimbursement amounted to


9



NOTES TO FINANCIAL STATEMENTS (CONT.)  ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

$305,955. In addition to these voluntary arrangements, the Investment Adviser will reduce its compensation, to the extent that expenses of the Fund for any fiscal year (not including any distribution expenses paid by the Fund) exceed the lowest applicable expense limitation prescribed by any state in which the Fund's shares are qualified for sale. The Adviser believes that the most restrictive expense ratio limitation imposed by any state in which the Fund has qualified its shares for sale is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. The Fund has a Services Agreement with Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $29,367 for the year ended August 31, 1995. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $1,837 from the sale of Class A shares and $44,667 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended August 31, 1995. Accrued expenses includes an amount owed to one of the Trustees under a deferred compensation plan of $13,015.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. For the year ended August 31, 1995 the Fund paid a distribution fee to the distributor at an annual rate of .30% of the Fund's average daily net assets attributable to Class A shares. The Trustees currently limit payments under the Class A plan to .30% of the Fund's aggregate average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred since inception expenses in excess of the distribution costs reimbursed by the Fund in the amount of $348,789 and $500,617 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $2,006,114 and $4,300,128, respectively, for the year ended August 31, 1995. At August 31, 1995 the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly gross unrealized appreciation of investments was $23,248 and gross unrealized depreciation of investments was $590 resulting in net unrealized appreciation of $22,658.


10



                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.00001 par value shares of beneficial interest authorized divided into three classes, designated Class A, Class B and Class C shares. Transactions in shares of beneficial interest were as follows:


                                                      SHARES                                  AMOUNT
                                     --------------------------------------- -----------------------------------------
                                                    MAY 1,1994                              MAY 1,1994
                                      YEAR ENDED     THROUGH      YEAR ENDED    YEAR ENDED    THROUGH      YEAR ENDED
                                      AUGUST 31,    AUGUST 31,     APRIL 30,    AUGUST 31,   AUGUST 31,     APRIL 30,
                                         1995          1994*         1994          1995         1994*         1994
                                     ----------  ------------  ------------  ------------  -----------  -------------
CLASS A
Shares sold                            424,619        63,865       305,285   $ 4,020,889    $ 621,582   $ 3,088,288
Shares issued in reinvestment of
  dividends and distributions            8,027         2,640        18,496        77,235        24,637       188,107
Shares redeemed                       (358,681)      (36,470)     (713,916)   (3,383,335)     (353,354)   (7,238,334)
Net increase (decrease)                 73,965        30,035      (390,135)     $714,789      $292,865   $(3,961,939)

CLASS B
Shares sold                            591,993       191,442     1,038,373    $5,759,616    $1,879,078   $10,509,198
Shares issued in reinvestment of
  dividends and distributions           13,420         4,974         6,998       130,566        48,786        71,232
Shares redeemed                       (597,126)     (281,109)     (443,714)   (5,807,282)   (2,763,343)   (4,491,840)
Net increase (decrease)                  8,287       (84,693)      601,657    $   82,900    $ (835,479)   $6,088,590


                                                      SHARES                                  AMOUNT
                                     --------------------------------------- -----------------------------------------
                                                   MAY 1,1994     AUGUST 2,                  MAY 1,1994     AUGUST 2,
                                      YEAR ENDED     THROUGH       1993**       YEAR ENDED     THROUGH       1993**
                                      AUGUST 31,    AUGUST 31,  TO APRIL 30,    AUGUST 31,    AUGUST 31,  TO APRIL 30,
                                         1995         1994*         1994           1995         1994*         1994
                                     ----------  ------------  ------------  ------------  ------------  -------------
CLASS C
Shares sold                            275,893       236,907     1,504,955   $ 2,678,828   $ 2,323,716   $15,510,590
Shares issued in reinvestment of
  dividends and distributions           12,237         5,079         6,182       118,917        49,793        62,755
Shares redeemed                       (488,878)     (400,146)     (623,499)   (4,743,820)   (3,924,259)   (6,419,676)
Net increase (decrease)               (200,748)     (158,160)      887,638   $(1,946,075)  $(1,550,750)  $ 9,153,669


NOTE F: RECLASSIFICATION OF COMPONENTS OF NET ASSETS
In accordance with Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, permanent book and tax differences relating to shareholder distributions are reclassified to additional paid-in capital. For the year ended August 31, 1995, there were no reclassifications made.


* The Fund changed its fiscal year end from April 30 to August 31. ** Commencement of distribution.


11



NOTES TO FINANCIAL STATEMENTS (CONT.)  ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

NOTE G: FEDERAL INCOME TAX STATUS
At August 31, 1995, the Fund had net capital loss carryforward of $631,486 of which $72,933 expires in the fiscal year ending 2001, $36,136 in the fiscal year ending 2002, and $522,417 in the fiscal year ending 2003 to the extent provided by the regulations. To the extent that this loss carryforward is used to offset future capital gains, it is probable that the gains as offset will not be distributed to the shareholders. Capital losses incurred after October 31, within the Funds fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer a post October net capital loss of $14,141.


12



FINANCIAL HIGHLIGHTS                   ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                                  CLASS A
                              -------------------------------------------------
                              YEAR ENDED  MAY 1,1994  YEAR ENDED  MAY 4,1992(A)
                               AUGUST 31,   THROUGH     APRIL 30,      TO
                                  1995    AUG.31,1994*    1994    APRIL 30,1993
                               ---------  ------------  --------- -------------
Net asset value, beginning of
  period                          $9.67       $9.77      $10.22      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income               .42**       .14**       .35**        46**
Net realized and unrealized gain
  (loss)                            .05        (.09)       (.29)        .34
Net increase in net asset value
  from operations                   .47         .05         .06         .80

LESS: DISTRIBUTIONS
Dividends from net investment
  income                           (.41)       (.12)       (.42)       (.46)
Dividends in excess of net
  investment income                (.03)         -0-       (.01)         -0-
Return of capital                    -0-       (.03)       (.08)         -0-
Distributions from net realized
  gains                              -0-         -0-         -0-       (.12)
Total dividends and distributions  (.44)       (.15)       (.51)       (.58)
Net asset value, end of period    $9.70      $ 9.67      $ 9.77      $10.22

TOTAL RETURN
Total investment return based
  on net asset value (b)           5.14%        .53%        .52%       8.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                $2,997      $2,272      $2,003      $6,081
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                 1.40%       1.40%(c)    1.27%       1.00%(c)
  Expenses, before waivers/
    reimbursements                 3.71%       2.95%(c)    2.17%       2.20%(c)
  Net investment income            4.56%       3.98%(c)    4.41%       4.38%(c)
Portfolio turnover rate              15%        144%         55%        294%


See footnotes on page 15.


13



FINANCIAL HIGHLIGHTS (CONT.)           ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                                  CLASS B
                              -------------------------------------------------
                              YEAR ENDED  MAY 1,1994  YEAR ENDED  MAY 4,1992(A)
                               AUGUST 31,   THROUGH    APRIL 30,      TO
                                  1995    AUG.31,1994*   1994     APRIL 30,1993
                               ---------- ------------- --------- -------------
Net asset value, beginning of
  period                          $9.78       $9.88      $10.31      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income               .36**       .10**       .40**       .38**
Net realized and unrealized gain
  (loss)                            .04        (.07)       (.39)        .33
Net increase in net asset value
  from operations                   .40         .03         .01         .71

LESS: DISTRIBUTIONS
Dividends from net investment
  income                           (.34)       (.11)       (.35)       (.38)
Dividends in excess of net
  investment income                (.03)         -0-       (.01)         -0-
Return of capital                    -0-       (.02)       (.08)         -0-
Distributions from net realized
  gains                              -0-         -0-         -0-       (.02)
Total dividends and distributions  (.37)       (.13)       (.44)       (.40)
Net asset value, end of period    $9.81       $9.78       $9.88      $10.31

TOTAL RETURN
Total investment return based
  on net asset value (b)           4.32%        .28%        .03%       7.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                $6,380      $6,281      $7,184      $1,292
Ratios of average net assets of:
  Expenses, net of waivers/
    reimbursements                 2.10%       2.10%(c)    2.05%       1.75%(c)
  Expenses, before waivers/
    reimbursements                 4.33%       3.60%(c)    3.21%       4.81%(c)
  Net investment income            3.82%       3.22%(c)    3.12%       3.36%(c)
Portfolio turnover rate              15%        144%         55%        294%


See footnotes on page 15.


14



                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                        CLASS C
                                          -------------------------------------
                                          YEAR ENDED  MAY 1,1994  AUG.2,1993(D)
                                           AUGUST 31,   THROUGH         TO
                                              1995    AUG.31,1994*  APR.30,1994
                                           ---------- ----------- -------------
Net asset value, beginning of period          $9.77       $9.87      $10.34

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .34**       .10**       .26**
Net realized and unrealized gain (loss)         .06        (.07)       (.42)
Net increase (decrease) in net asset value
  from operations                               .40         .03        (.16)

LESS: DISTRIBUTIONS
Dividends from net investment income           (.34)       (.11)       (.25)
Dividends in excess of net investment income   (.03)         -0-       (.01)
Return of capital                                -0-       (.02)       (.05)
Distributions from net realized gains            -0-         -0-         -0-
Total dividends and distributions              (.37)       (.13)       (.31)
Net asset value, end of period                $9.80       $9.77      $ 9.87

TOTAL RETURN
Total investment return based on net
  asset value (b)                              4.33%        .28%      (1.56)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $5,180      $7,128      $8,763
Ratios of average net assets of:
  Expenses, net of waivers/reimbursements      2.10%       2.10%(c)    2.10%(c)
  Expenses, before waivers/reimbursements      4.23%       3.64%(c)    3.10%(c)
  Net investment income                        3.80%       3.26%(c)    2.60%(c)
Portfolio turnover rate                          15%        144%         55%


*    The Fund changed its fiscal year end from April 30 to August 31.

**   Net of fee waived and expenses reimbursed by Adviser.

(a)  Commencement of operations.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Commencement of distribution.

Prior to July 22, 1993, Equitable Capital Management Corporation (Equitable Capital) served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser of the Trust.


15



REPORT OF INDEPENDENT ACCOUNTANTS      ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Short-Term U.S. Government Fund (one of the portfolios of the Alliance Portfolios, hereafter referred to as the 'Fund') at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period May 1, 1994 through August 31, 1994 and for the year ended April 30, 1994, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
October 20, 1995


16



                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

BOARD OF TRUSTEES
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
ALBERTA B. ARTHURS (1)
RUTH BLOCK (1)
RICHARD W. COUPER (1)
BRENTON W. HARRIES (1)
DONALD J. ROBINSON (1)

OFFICERS
BRUCE W. CALVERT, VICE PRESIDENT
KATHLEEN A. CORBET, VICE PRESIDENT
FRANKLIN KENNEDY III, VICE PRESIDENT
BARBARA J. KRUMSIEK, VICE PRESIDENT - MARKETING
EDMUND P. BERGAN, JR., CLERK
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER & CHIEF ACCOUNTING OFFICER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
ROPES & GRAY
One International Place
Boston, MA  02110-2624

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY  10036-2798


(1)  Member of the Audit Committee.


17


ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.

THIS REPORT IS DISTRIBUTED SOLELY TO SHAREHOLDERS OF THE FUND
AND IS NOT TO BE USED AS SALES LITERATURE.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

STMUSGAR